UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices)	(Zip code)
Sheri Morris 1555 Peachtree Street, N.E., Suite 1800	Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant's telephone number, including area code:		(713) 626-1919
Date of fiscal year end:	02/29
Date of reporting period:	02/29/20

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco Senior Loan Fund

Nasdaq:

A: VSLAX ￿ C: VSLCX ￿ Y: VSLYX ￿ IB: XPRTX ￿ IC: XSLCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

7 Supplemental Information

8 Schedule of Investments

29 Financial Statements

33 Financial Highlights

34 Notes to Financial Statements

43Report of Independent Registered Public Accounting Firm

44Fund Expenses

45Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a com- plete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed- income securities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity markets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market vola-

tility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong economic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advisers can also offer a long-term perspective when markets are vola- tile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to con- sidering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Senior Loan Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management ser- vices your funds receive and other matters important to your investment, including but not limited to:

￿ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the rea- sonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Senior Loan Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Senior Loan Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund's style-specific benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, February 28, 2019 to February 29, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.73%
Class C Shares	–0.16
Class Y Shares	0.99
Class IB Shares	0.84
Class IC Shares	0.84
Credit Suisse Leveraged Loan Index￿ (Style-Specific Index)	3.25

Source(s): ￿Bloomberg L.P.

steady returns during the fiscal year rela- tive to traditional asset classes.

For the fiscal year ended February 29, 2020, the senior loan market, as repre- sented by the Credit Suisse Leveraged Loan Index, returned 3.25%. Through- out calendar year 2019, risk assets per- formed well, and loans were no exception

— returning 8.17%.1 However, as fears
of COVID-19's impact began to ripple
throughout capital markets at the begin-
ning of 2020, loans followed the broader
risk sentiment, albeit in a more muted
fashion.
During the fiscal year, Libor decreased
from 2.62% to 1.46% as the US Federal
Reserve (the Fed) cut interest rates
three times in response to concerns over
slowing economic growth. While these

Market conditions and your Fund

Senior loans' position at the top of the capital structure and secured status helped the asset class weather the spo- radic risk sentiment that underlined capi- tal markets during the fiscal year. Namely, volatility induced by US-China trade tensions resulted in investors hav- ing an "on-again, off-again" appetite for

Portfolio Composition*

By credit quality	% of total investments
AA	0.2%
A	0.2
BBB-	7.8
BB+	8.4
BB	10.0
BB-	12.4
B+	15.7
B	16.0
B-	11.0
CCC+	2.0
CCC	1.6
CCC-	0.1
CC	0.1
D	1.0
Non-Rated	8.2
Equity	5.3

risk throughout most of 2019. This cul- minated with increased volatility toward the end of the fiscal year as fears sur- rounding the Coronavirus (COVID-19) began to increase and impact financial markets. Senior loans' defensive position- ing at the top of the capital structure benefited the asset class during bouts of risk aversion, while the relatively high level of coupon helped the asset class log

Top Five Debt Issuers

% of total net assets
1. TransDigm, Inc.	2.4%
2. New Red Finance, Inc.	2.3
3. Calpine Corp.	2.2
4. McDermott Technology
(Americas), Inc.	1.9
5. Virgin Media Bristol LLC	1.6
changes did lower the overall coupon of
the senior loan asset class (due to their
floating rate structure), the credit spread
of new issue loans increased during the
fiscal year, helping to offset the decrease
in overall coupon. (Libor is the London
Interbank offered rate, which is the rate
that international banks charge for short-
term loans to one another).

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

*Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non- Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage.

4Invesco Senior Loan Fund

From a fundamental standpoint, the backdrop for loans remained firm during the Fund's fiscal year. Despite the impact from US–China trade tensions, economic growth remained supportive. The overall earnings environment for loan issuers remained supportive of profit growth, which, in turn, enabled them to comfort- ably service their outstanding debt obli- gations. That said, it is clear that COVID-19 will have an impact on the US and global economy, and ,thus, loan issu- ers; however, the extent of the impact has yet to be realized as of the end of the fiscal year.

Loan defaults remained below their long-term historical averages during the fiscal year. Issuer distress continued to be focused in secularly-challenged indus- tries, such as retail or companies facing idiosyncratic headwinds. While default rates are likely to increase from their current levels, we expect default rates to be just below or in line with their long- term historical average.

At the close of the fiscal year, it was our view that senior loans were well- positioned, providing investors with a relatively high level of current income, all while sitting atop the capital structure. While concerns around an economic slowdown increased due to COVID-19, given the senior secured status of loans and the reliable cash flow from issuers servicing their debt, we believe the asset class remains well-positioned even amid uncertainty. We anticipate loans will likely present compelling relative value oppor- tunities for long-term investors as more information becomes available.

During the fiscal year, the Fund used leverage, which allowed us to enhance the Fund's yield while keeping credit standards high relative to the bench- mark. As of the close of the fiscal year, leverage accounted for 15% of the Fund's NAV plus borrowings. Leverage involves borrowing at a floating short- term rate and reinvesting the proceeds at a higher rate. Unlike other fixed in- come asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from ris- ing short-term interest rates since the income from senior loans generally ad- justs to changes in interest rates, as do the rates which determine the Fund's borrowing costs. (Similarly, should short term rates fall, borrowing costs also would decline.) For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

At the end of the fiscal year, the Fund's holdings in Calpine Corporation, New Red Finance and Twin River Worldwide Holdings were the largest overweight allocations relative to the Fund's benchmark. Conversely, Asurion, TransDigm and CenturyLink were the largest underweight allocations com- pared to the Fund's benchmark.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over Libor. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio ad- justs. Interest rate risk refers to the ten- dency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the ma- turity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. The risk may be greater in the current mar- ket environment because interest rates are near historic lows. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquid- ity of certain of the Fund's investments or the market price of the Fund's shares.

As always, we appreciate your contin- ued participation in Invesco Senior Loan Fund.

1 Source: Credit Suisse

Portfolio Managers:

Scott Baskind

Tom Ewald

Philip Yarrow

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Senior Loan Fund

Your Fund's Long-Term Performance

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (2/18/05)		3.19%
10	Years	5.19
5	Years	3.09
1	Year	–2.51
Class C Shares
Inception (2/18/05)		2.65%
10	Years	4.74
5	Years	2.98
1	Year	–1.12
Class Y Shares
Inception (11/8/13)		3.88%
5	Years	4.02
1	Year	0.99
Class IB Shares
Inception (10/4/89)		4.80%
10	Years	5.73
5	Years	4.02
1	Year	0.84
Class IC Shares
Inception (6/13/03)		4.14%
10	Years	5.61
5	Years	3.86
1	Year	0.84

The performance of the Fund's share classes will differ primarily due to dif- ferent sales charge structures and class expenses.

Fund performance reflects any appli- cable fee waivers and/or expense reim- bursements. Had the adviser not waived fees and/or reimbursed ex- penses currently or in the past, returns would have been lower. See current prospectus for more information.

The performance data quoted repre- sent past performance and cannot guarantee future results; current per- formance may be lower or higher. Please visit invesco.com/performance for the most recent month-end perfor- mance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not re- flect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 3.25% sales charge. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

6Invesco Senior Loan Fund

Invesco Senior Loan Fund's investment objective is to seek to provide a high level of current income, consistent with preservation of capital.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The Credit Suisse Leveraged Loan Index represents tradable, senior- secured, US dollar-denominated, non- investment grade loans.

￿The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the in- dex(es).

￿A direct investment cannot be made in an index. Unless otherwise indi- cated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7Invesco Senior Loan Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Variable Rate Senior Loan Interests–102.19%(b)(c)
Aerospace & Defense–3.74%
Aernnova Aerospace S.A.U. (Spain)
Delayed Draw Term Loan (d)	0.00%	01/29/2027	EUR	31	$34,390
Term Loan B-1 (e)	–	01/29/2027	EUR	122	136,210
Booz Allen Hamilton, Inc., Term Loan B (e)	–	11/26/2026		$92	91,863
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.21%	04/06/2026		1,078	1,059,375
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	5.21%	04/06/2026		579	569,557
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.44%	06/28/2024		1,637	1,630,703

IAP Worldwide Services, Inc.
Revolver Loan
(Acquired 08/05/2014-02/08/2019; Cost $1,946,523)(d)(f)	1.42%	07/19/2021		1,946	1,946,523
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)
(Acquired 07/18/2014-02/08/2019; Cost $1,999,696)(f)	8.44%	07/18/2020		2,159	2,158,903
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.36%	10/04/2024		2,240	2,111,249
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.86%	04/29/2024		857	839,828

Perspecta, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	05/30/2025		657	651,045
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	3.85%	05/30/2025		5,658	5,539,207
Term Loan F (1 mo. USD LIBOR + 2.25%)	3.85%	06/09/2023		869	851,264

Term Loan G (1 mo. USD LIBOR + 2.25%)	3.85%	08/22/2024		839	825,203
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	03/08/2025		219	216,898
Xebec Global Holdings, LLC, Term Loan (1 wk. USD LIBOR + 5.25%)(f)	7.20%	02/12/2024		1,468	1,475,499
					20,137,717

Air Transport–1.09%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.36%	06/27/2025		74	70,348
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.40%	01/15/2025		1,349	1,338,688

eTraveli Group Holding AB (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.00%)	4.00%	08/02/2024	EUR	329	364,419

Gol LuxCo S.A. (Luxembourg), Term Loan (6 mo. USD LIBOR + 6.50%)
(Acquired 08/21/2015; Cost $2,994,515)(f)	6.50%	08/31/2020		2,998	3,012,955
WestJet Airlines Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 3.00%)
(Acquired 08/08/2019-08/13/2019; Cost $2,136,825)	4.65%	08/07/2026		1,127	1,090,797
					5,877,207

Automotive–3.32%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.38%	03/29/2026		11	11,466

American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.88%	04/06/2024		996	973,094

Autokiniton US Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 5.75%)
(Acquired 09/26/2019; Cost $1,240,931)(f)	7.35%	05/22/2025		1,303	1,305,889
BCA Marketplace PLC (United Kingdom)
Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.46%	11/13/2026	GBP	354	455,811
Term Loan B-2 (3 mo. EURIBOR + 3.25%)	3.25%	09/24/2026	EUR	260	287,037
Dayco Products LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.86%	05/19/2023		676	611,800

Garrett Borrowing LLC
Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	101	111,627
Term Loan B (3 mo. USD LIBOR + 2.50%)	4.45%	09/27/2025		416	405,888

IAA Spinco, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.88%	06/29/2026		751	750,074

Mavis Tire Express Services Corp.
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	03/20/2025		144	139,022
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	03/20/2025		1,129	1,090,842

Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.16%	11/06/2024		0	263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Automotive–(continued)
Panther BF Aggregator 2 L.P. (Canada)
Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	04/30/2026	EUR	783	$855,664
Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	04/30/2026		$2,251	2,197,179

Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(f)	5.60%	05/22/2024		935	893,147
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.60%	10/01/2025		2,625	2,470,822
ThermaSys Corp.
Term Loan (3 mo. USD LIBOR + 6.00%)
(Acquired 12/31/2018; Cost $114,862)(f)	7.94%	10/02/2023		115	104,524
Term Loan (3 mo. USD LIBOR + 6.00%)(f)	7.94%	12/31/2023		628	537,118
TI Group Automotive Systems LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.10%	06/30/2022		295	292,104

Transtar Holding Co.
Delayed Draw Term Loan (d)(f)	0.00%	04/11/2022		170	169,960
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)
(Acquired 10/03/2012-06/13/2016; Cost $2,130,521)(f)	5.91%	04/11/2022		2,134	2,107,076
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate
(Acquired 04/11/2017-10/11/2019; Cost $740,153)(f)(g)	7.75%	04/11/2022		783	783,044
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.60%	02/05/2026		603	592,773

Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.35%	04/04/2025		738	729,175
					17,875,399

Beverage & Tobacco–0.64%
AI Aqua Merger Sub, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	12/13/2023		689	674,278
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	12/13/2023		202	200,325
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)(f)	6.16%	12/13/2023		707	699,663
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.85%	12/13/2023		1,910	1,873,943

					3,448,209

Building & Development–1.80%
ACProducts, Inc., Term Loan B (e)	–	02/14/2025		289	292,807
Advanced Drainage Systems, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.94%	09/30/2026		544	542,368

American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.60%	01/15/2027		2,059	2,041,949

Apcoa Parking Holdings GmbH (Germany), Term Loan B (e)	–	03/20/2024	EUR	283	310,487
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	01/02/2025		12	11,278
DiversiTech Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)(f)	9.44%	06/02/2025		52	49,929
Financiere Persea (Proxiserve) (France), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	03/26/2026	EUR	170	188,983
Foncia Groupe SAS (France), Term Loan B-3 (3 mo. EURIBOR + 3.00%)	3.25%	09/07/2023	EUR	377	413,662
Neptune Bidco S.a r.l. (Luxembourg), Term Loan B (e)	–	02/05/2027	EUR	356	392,611
Quikrete Holdings, Inc., First Lien Term Loan (e)	–	02/01/2027		703	692,390
Quimper AB (Sweden)
Second Lien Term Loan (6 mo. EURIBOR + 8.25%)(f)	8.25%	02/15/2027	EUR	309	341,478
Term Loan B-1 (2 mo. EURIBOR + 4.25%)	4.25%	02/13/2026	EUR	782	860,248

Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	12/15/2023		2,292	2,280,366
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.90%	02/08/2025		243	234,169
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.60%	07/24/2024		1,046	1,030,128

					9,682,853
Business Equipment & Services–7.55%
Alorica, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	9.50%	06/30/2022		1,115	979,761
Asurion LLC, Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.60%	11/03/2023		248	246,716

Blackhawk Network Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.69%	06/15/2026		236	235,782

Blucora, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	4.76%	05/22/2024		715	709,516
Brightview Landscapes LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.13%	08/15/2025		706	700,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Business Equipment & Services–(continued)
Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	10/31/2026		$805	$803,359
Cast & Crew Payroll LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.36%	02/09/2026		435	430,514
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (g)	9.50%	08/15/2023		455	175,276
Term Loan (1 mo. USD LIBOR + 7.50%)	9.13%	02/15/2023		340	261,406
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.90%	08/10/2026		72	70,412
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%)	11.94%	07/26/2023		301	277,071

Dream Secured Bondco AB (Sweden), Term Loan B-1-F (3 mo. EURIBOR + 3.50%)	3.50%	10/21/2022	EUR	277	307,036
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 4.00%)	5.61%	02/06/2026		272	273,005
FleetCor Technologies Operating Co. LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.35%	08/02/2024		527	528,554

Garda World Security Corp. (Canada), Term Loan (3 mo. USD LIBOR + 4.75%)	6.39%	10/30/2026		570	569,282

GI Revelation Acquisition LLC
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.60%	04/16/2025		735	702,286
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.60%	04/16/2026		375	341,213

GlobalLogic Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	08/01/2025		3	3,193
Holding Socotec (France), Term Loan B-4 (1 wk. EURIBOR + 4.00%)	4.00%	07/29/2024	EUR	346	380,782
I-Logic Technologies Bidco Ltd. (United Kingdom), Term Loan (3 mo. EURIBOR + 2.75%)	3.75%	12/21/2024	EUR	169	187,737

INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)	5.67%	06/23/2024	GBP	440	535,537
Institutional Shareholder Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)
(Acquired 03/05/2019; Cost $1,019,785)(f)	6.44%	03/05/2026		1,029	1,013,496
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)
(Acquired 03/05/2019; Cost $679,966)(f)	10.44%	03/05/2027		701	672,956
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan (6 mo. USD LIBOR + 4.00%)	6.06%	11/21/2024		597	572,716

Iron Mountain, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.35%	01/02/2026		796	778,376
KAR Auction Services, Inc., Term Loan B-6 (3 mo. USD LIBOR + 2.50%)	3.94%	09/15/2026		1,073	1,066,097
Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.85%	07/23/2021		612	593,839
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.85%	07/25/2021		430	416,600
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	02/05/2027		1,489	1,483,893

Monitronics International, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.10%	03/29/2024		2,908	2,413,975
Term Loan (1 mo. USD LIBOR + 5.00%)	6.61%	07/03/2024		3,005	3,035,294
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	3.40%	11/18/2026		1,656	1,647,348

Prime Secuirty Services Borrower LLC, Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.91%	09/23/2026		1,759	1,717,658
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.61%	01/29/2025		195	190,040
Refinitiv US Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.85%	10/01/2025		285	284,779

ServiceMaster Co. (The), Term Loan B (1 mo. USD LIBOR + 1.75%)	3.38%	10/30/2026		647	643,305
SMS Systems Maintenance Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.60%	10/30/2023		1,352	1,070,070
Speedster Bidco GmbH (Germany), Term Loan B (e)	–	02/12/2027	EUR	790	861,394
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.09%	11/14/2022		3,944	3,890,988

Techem GmbH (Germany), Term Loan B-4 (e)	–	07/15/2025	EUR	133	146,641
Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	3.35%	11/16/2026		1,951	1,938,581
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)(f)	5.44%	05/21/2026		1,293	1,294,641
Verra Mobility Corp., First Lien Term Loan (e)	–	02/28/2025		228	225,928
Wash MultiFamily Acquisition, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	05/14/2022		882	874,081
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	05/16/2022		120	119,172

West Corp.
Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.10%	10/10/2024		1,508	1,194,862
Term Loan B (1 mo. USD LIBOR + 4.00%)	5.60%	10/10/2024		1,508	1,208,046

WEX, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.85%	05/17/2026		1,857	1,841,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Business Equipment & Services–(continued)
WowMidco S.A.S. (France), Term Loan B (2 mo. EURIBOR + 3.50%)	3.50%	11/19/2026	EUR	604	$665,823
					40,580,900

Cable & Satellite Television–4.90%
Altice Financing S.A. (Luxembourg), Term Loan (1 mo. USD LIBOR + 2.75%)	4.41%	07/15/2025		$616	596,977
Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.60%	01/03/2025		3,851	3,793,577

Charter Communications Operating LLC
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	3.36%	04/30/2025		95	94,738
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.36%	02/01/2027		356	351,611

CSC Holdings LLC
Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.91%	01/15/2026		585	577,757
Term Loan (1 mo. USD LIBOR + 2.25%)	3.91%	07/17/2025		1,027	1,017,839

Term Loan (1 mo. USD LIBOR + 2.50%)	4.16%	04/15/2027		779	771,786

ION Media Networks, Inc., Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	4.63%	12/18/2024		1,038	1,028,164
Numericable-SFR S.A. (France), Incremental Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	5.66%	08/14/2026		1,331	1,307,764
Telenet Financing USD LLC, Term Loan AR (e)	–	08/15/2026		3,394	3,302,599
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	3.91%	04/30/2028		921	918,959
Term Loan AU (e)	–	04/30/2029	EUR	246	270,184
Virgin Media Bristol LLC (United Kingdom)
Term Loan (3 mo. EURIBOR + 2.50%)	2.50%	01/15/2029	EUR	446	490,187
Term Loan N (1 mo. USD LIBOR + 2.50%)	4.16%	01/31/2028		7,466	7,359,736

Ziggo Secured Finance Partnership
Term Loan H (4 mo. EURIBOR + 3.00%)	3.00%	01/15/2029	EUR	765	829,204
Term Loan I (1 mo. USD LIBOR + 2.50%)	4.16%	04/15/2025		3,752	3,648,854

					26,359,936
Chemicals & Plastics–3.07%
Ascend Performance Materials Operations LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)(f)	7.19%	08/27/2026		2,436	2,432,799
Cabot Microelectronics Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.63%	11/17/2025		750	748,359
Charter NEX US, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	05/16/2024		328	325,098
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	05/16/2024		79	77,473
Ferro Corp.
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.19%	02/14/2024		122	119,087
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.19%	02/14/2024		119	116,553
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	3.65%	10/20/2024		92	91,241
Hexion International Holdings B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/01/2026	EUR	245	267,757

Ineos US Finance LLC, Term Loan (2 mo. USD LIBOR + 2.00%)	3.60%	03/31/2024		15	14,429
Inovyn Finance PLC (United Kingdom), Term Loan B (e)	–	02/25/2027	EUR	415	458,116
Invictus US NewCo LLC
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.78%	03/28/2025		586	555,891
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.53%	03/30/2026		379	346,347
KPEX Holdings, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.60%	01/31/2026		149	119,745
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	01/31/2025		342	312,787
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	4.44%	03/02/2026		4,264	4,202,566
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(f)	5.28%	11/14/2025		650	648,121
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	5.19%	10/14/2024		1,135	1,129,063

Perstorp Holding AB (Sweden)
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/27/2026	EUR	147	154,263
Term Loan B (1 mo. USD LIBOR + 4.75%)	6.69%	02/27/2026		410	380,888

PQ Corp., Term Loan B-1 (e)	–	02/07/2027		409	403,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Chemicals & Plastics–(continued)
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.67%	10/01/2025		$2,492	$2,417,395
Tata Chemicals North America, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)(f)	4.44%	08/07/2020		902	902,264
Univar, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.00%)	3.60%	07/01/2026		294	291,344

					16,515,189
Clothing & Textiles–0.27%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	09/27/2024		98	96,889
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.66%	05/01/2024		226	180,829
Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	5.89%	05/15/2026		354	353,133

Mascot Bidco OYJ (Finland), Term Loan B (6 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	724	775,439
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.35%	04/25/2025		29	27,495
					1,433,785

Conglomerates–0.57%
APi Group DE, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	4.10%	09/30/2026		1,788	1,772,765

CTC AcquiCo GmbH (Germany), Term Loan B-1 (3 mo. EURIBOR + 2.50%)	2.50%	03/07/2025	EUR	426	461,734
Safe Fleet Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.66%	02/03/2025		382	367,695
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.41%	02/03/2025		262	256,461
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.41%	02/02/2026		193	187,153
					3,045,808

Containers & Glass Products–3.26%
Berlin Packaging LLC
Term Loan (1 mo. USD LIBOR + 3.00%)	4.95%	11/07/2025		89	85,316
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.95%	11/07/2025		652	622,203
Berry Global, Inc.
Term Loan W (3 mo. USD LIBOR + 2.00%)	3.67%	10/01/2022		638	631,809
Term Loan Y (1 mo. USD LIBOR + 2.00%)	3.67%	07/01/2026		7,407	7,300,494
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.08%	04/03/2024		182	174,703

Consolidated Container Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	06/14/2026		821	816,653

Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.25%)(f)	6.12%	03/21/2024		2,515	2,436,309
Flex Acquisition Co., Inc.
Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	5.16%	06/29/2025		2,231	2,140,639
Term Loan (3 mo. USD LIBOR + 3.00%)	4.91%	12/29/2023		21	19,887
Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.91%	10/19/2023		705	666,682
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(f)	10.41%	10/21/2024		166	151,699
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.60%	11/21/2023		657	643,940
Keter Group B.V. (Netherlands)
Term Loan B-1 (1 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	292	287,911
Term Loan B-3 (1 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	280	276,783
Klockner Pentaplast of America, Inc.
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	302	283,696
Term Loan (1 mo. USD LIBOR + 4.25%)	6.01%	06/30/2022		303	265,516
Refresco Group N.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	145	159,686
Trident TPI Holdings, Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.60%	10/17/2024		424	410,468
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.25%	10/17/2024	EUR	155	165,396
					17,539,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Cosmetics & Toiletries–1.22%
Alphabet Holding Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	09/26/2024		$1,990	$1,908,379
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.35%	09/26/2025		812	729,644

Anastasia Parent LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	08/11/2025		471	369,175

Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.92%	04/07/2025		3,316	3,250,244
Rodenstock GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.25%)	5.25%	06/05/2026	EUR	294	324,108

					6,581,550
Drugs–1.92%
Catalent Pharma Solutions, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.85%	05/17/2026		1,260	1,246,213
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.88%	04/29/2024		2,317	2,223,490
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.58%	11/15/2027		777	771,565

Valeant Pharmaceuticals International, Inc. (Canada)
First Lien Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.41%	11/27/2025		2,734	2,724,332
Term Loan (1 mo. USD LIBOR + 3.00%)	4.66%	06/02/2025		3,386	3,372,092

					10,337,692
Ecological Services & Equipment–0.61%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	3.83%	11/10/2023		485	484,288
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.69%	05/09/2025		696	654,722
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	05/30/2025		1,008	991,784

Patriot Container Corp.
First Lien Term Loan (e)	–	03/20/2025		127	126,533
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(f)	9.35%	03/20/2026		105	98,183
Tunnel Hill Partners L.P., Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	02/06/2026		622	616,027

US Ecology, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.10%	08/14/2026		293	294,777
					3,266,314

Electronics & Electrical–11.64%
Applied Systems, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.94%	09/19/2025		58	59,197

Boxer Parent Co., Inc.
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	10/02/2025	EUR	128	142,171
Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	10/02/2025		439	422,820
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.78%	04/18/2025		354	349,076

Cision Ltd.,Term Loan (1 mo. USD LIBOR + 3.75%)	3.75%	01/29/2027	EUR	379	413,505
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	04/06/2026		3,128	3,085,209
Dell International LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.61%	09/19/2025		1,019	1,009,157

Diebold Nixdorf, Inc.
Term Loan A (1 mo. USD LIBOR + 4.75%)	6.44%	04/30/2022		333	328,493
Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	10.88%	08/31/2022		2,008	2,109,817

Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	11/06/2023	EUR	463	487,260

Term Loan B (1 mo. USD LIBOR + 2.75%)	4.44%	11/06/2023		1,526	1,437,885
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.94%	12/17/2025		800	799,541
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR +
4.00%)	5.60%	05/06/2026		919	916,217
Finastra USA, Inc. (United Kingdom)
First Lien Term Loan (3 mo. EURIBOR + 3.00%)	4.00%	06/13/2024	EUR	877	968,977
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.28%	06/13/2024		1	600
Go Daddy Operating Co. LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.35%	02/15/2024		2,114	2,087,394
Hyland Software, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.60%	07/07/2025		234	235,528

IGT Holding IV AB (Sweden)
Term Loan B (e)	–	07/26/2024	EUR	281	310,563
Term Loan B (3 mo. USD LIBOR + 3.50%)	5.95%	07/29/2024		1,040	1,025,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Electronics & Electrical–(continued)
Imperva, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.44%	01/10/2027		$562	$520,130
Term Loan (1 mo. USD LIBOR + 4.00%)	5.70%	01/10/2026		48	46,629

Informatica Corp.
Term Loan (e)	–	02/26/2027	EUR	540	595,242
Term Loan (e)	–	02/26/2027		710	697,241
ION Corp.
Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	10/24/2025	EUR	684	752,217
Term Loan (3 mo. USD LIBOR + 4.25%)	5.85%	10/24/2025		355	354,920
MA Finance Co. LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.85%	11/19/2021		45	44,408

Marcel Bidco LLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.85%	03/11/2025		241	236,976
Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	7.68%	05/08/2025		1,597	1,600,777
McAfee LLC, Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	09/30/2024	EUR	888	962,870

Mirion Technologies, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.94%	03/06/2026		943	936,720

MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.86%	07/05/2023		247	246,904
Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)
(Acquired 04/25/2019; Cost $1,405,237)	6.60%	04/30/2026		1,418	1,361,502
NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.11%	08/28/2026		1,473	1,469,490
Neustar, Inc.
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.10%	08/08/2024		1,863	1,704,441
Term Loan B-5 (1 mo. USD LIBOR + 4.50%)	6.10%	08/08/2024		634	615,847

Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	1,000	1,086,999
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.68%	03/23/2025		1,290	1,285,309
ON Semiconductor Corp., Term Loan B-4 (3 mo. USD LIBOR + 2.00%)	3.60%	09/19/2026		1,924	1,905,782

Open Text Corp. (Canada), Term Loan (1 mo. USD LIBOR + 1.75%)	3.35%	05/30/2025		48	48,377
Optiv, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.85%	02/01/2025		417	268,848
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	02/01/2024		1,810	1,562,560
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.10%	07/02/2025		1,936	1,784,748
Project Accelerate Parent LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.89%	01/02/2025		1,226	1,219,597

Project Leopard Holdings, Inc.
Incremental Term Loan (6 mo. USD LIBOR + 4.25%)	5.85%	07/07/2023		625	622,930
Term Loan (6 mo. USD LIBOR + 4.50%)	6.10%	07/07/2023		522	519,952
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.03%	05/16/2025		3,839	3,757,490

Renaissance Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.60%	05/29/2026		242	235,107
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.86%	04/24/2022		3,247	2,964,026
Sandvine Corp.
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	11/02/2025		1,181	1,182,888
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)
(Acquired 10/31/2018; Cost $176,538)(f)	9.60%	11/02/2026		180	173,481
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.35%	10/31/2025		1,084	1,076,124

Sophos (Surf Holdings LLC) (United Kingdom)
Term Loan (e)	–	01/15/2027	EUR	90	99,226
Term Loan (e)	–	03/05/2027		477	470,341
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.40%	04/16/2025		1,793	1,773,817
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.40%	04/16/2025		1,279	1,265,740

Term Loan B-5 (1 mo. USD LIBOR + 2.25%)	3.35%	04/16/2025		2,973	2,944,477

STG-Fairway Acquisitions, Inc., Term Loan B (e)	–	01/22/2027		451	450,027
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.25%)	4.19%	09/29/2023		1,144	1,143,056
TIBCO Software, Inc.
Term Loan B-2 (e)	–	06/30/2026		1,171	1,160,979
Term Loan B-3 (e)	–	06/30/2026		163	161,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Electronics & Electrical–(continued)
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.16%	09/28/2024		$1,520	$1,504,963
Ultimate Software Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	05/04/2026		2,512	2,508,797
Veritas US, Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	98	104,313

VS Buyer LLC, Term Loan (e)	–	02/19/2027		197	195,794
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.10%	12/01/2023		787	786,725
					62,599,685

Financial Intermediaries–1.20%
Evergood 4 APS (Denmark)
Term Loan B-1-E (3 mo. EURIBOR + 3.25%)	3.25%	02/06/2025	EUR	232	253,914
Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	02/06/2025	EUR	321	353,918
Fiserv Investment Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.44%	02/10/2027		364	366,136

LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.36%	11/12/2026		862	862,533

MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)	7.60%	06/30/2023		2,951	2,808,710
RPI Finance Trust, Term Loan B (e)	–	02/11/2027		1,349	1,343,368
SGG Holdings S.A. (Luxembourg), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/18/2025	EUR	423	464,023

Stiphout Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)
(Acquired 07/23/2015; Cost $21,796)(f)	8.85%	10/26/2023		22	20,763
					6,473,365
Food Products–4.45%
Arnott's Biscuits Ltd., Term Loan (3 mo. USD LIBOR + 4.00%)	5.61%	12/18/2026		882	882,922

B&G Foods, Inc., Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.10%	10/10/2026		376	372,370
Biscuit International S.A.S. (De Banketgroep Holding International B.V.) (France), First Lien
Term Loan (e)	–	02/05/2027	EUR	231	256,012
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.87%	07/03/2020		1,877	1,829,812
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	04/06/2024		1,586	1,566,881
Froneri International PLC (United Kingdom)
Second Lien Term Loan (3 mo. EURIBOR + 5.75%)	5.75%	01/31/2028	EUR	62	70,274
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	7.35%	01/31/2028		441	443,363
Term Loan B-1 (3 mo. EURIBOR + 2.63%)	2.63%	01/29/2027	EUR	958	1,039,150

Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.85%	01/29/2027		1,512	1,491,505

H-Food Holdings LLC
Incremental Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	5.60%	05/23/2025		89	86,832
Term Loan (1 mo. USD LIBOR + 3.69%)	5.29%	05/23/2025		3,093	3,043,927

Jacobs Douwe Egberts International B.V., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.69%	11/01/2025		728	724,453
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.50%)	3.60%	05/01/2026		6,561	6,475,018
Manna Pro Products LLC
Delayed Draw Term Loan
(Acquired 05/30/2019; Cost $269,935)(d)(f)	2.33%	12/08/2023		272	269,502
Incremental Term Loan (1 mo. USD LIBOR + 6.00%)
(Acquired 05/30/2019; Cost $908,270)(f)	7.60%	12/08/2023		916	906,999
Mastronardi Produce-USA, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	05/01/2025		276	276,588
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	3.91%	05/15/2024		1,164	1,153,648
Shearer's Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.35%	06/30/2022		246	244,488
Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	03/31/2022		1,410	1,411,400
Sigma Bidco B.V. (Netherlands), Term Loan B-1 (e)	–	07/02/2025	EUR	427	456,104
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.85%	10/22/2025		1,110	934,251

					23,935,499

Food Service–4.00%
Aramark Services, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.35%	01/15/2027		505	502,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Loan Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Food Service–(continued)
Carlisle FoodService Products, Inc.
Delayed Draw Term Loan (e)	–	03/20/2025		$37	$35,873
Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	03/20/2025		405	389,990

Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	5.96%	02/07/2025		39	37,572
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/06/2025	EUR	703	745,534
Term Loan B (3 mo. GBP LIBOR + 4.75%)	5.54%	02/06/2025	GBP	544	670,942

Term Loan B (3 mo. USD LIBOR + 4.00%)	5.96%	02/07/2025		381	371,287
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	07/20/2025		820	805,959
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.35%	11/19/2026		12,285	12,100,617

NPC International, Inc.
Second Lien Term Loan (h)	7.50%	04/18/2025		240	6,387
Term Loan (3 mo. USD LIBOR + 10.00%)
(Acquired 01/21/2020-01/23/2020; Cost $122,989)(f)	11.64%	04/17/2020		66	65,842
Restaurant Technologies, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.10%	10/01/2026		442	442,651
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.35%	06/27/2023		4,303	4,265,664
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	6.72%	11/29/2024		1,072	1,073,205

					21,513,789

Health Care–4.66%
Acadia Healthcare Co., Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.10%	02/11/2022		656	654,621
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.10%	02/16/2023		1,588	1,584,670

AI Sirona (Luxembourg) Acquisition S.a.r.l. (Luxembourg), Term Loan B (e)	–	09/29/2025	EUR	379	417,262
athenahealth, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	6.16%	02/11/2026		952	943,230
Biogroup-LCD (France)
First Lien Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2026	EUR	197	217,108
Term Loan B-7 (2 mo. EURIBOR + 3.75%)	3.75%	04/25/2026	EUR	335	370,597
Curie Merger Sub LLC (Luxembourg), Term Loan (2 mo. USD LIBOR + 4.25%)	6.19%	11/04/2026		205	205,881

Curium BidCo S.a.r.l. (Luxembourg), Term Loan B (3 mo. USD LIBOR + 4.00%)	5.94%	06/27/2026		989	990,787

DaVita HealthCare Partners, Inc., Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	3.35%	08/12/2026		1,790	1,774,374
Dentalcorp Perfect Smile ULC (Canada)
First Lien Term Loan (e)	–	06/06/2025		24	23,884
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.10%	06/06/2026		655	642,192
Diaverum Holding S.a.r.l. (Sweden), Term Loan B (e)	–	07/04/2024	EUR	199	218,489
Explorer Holdings, Inc., Term Loan (2 mo. USD LIBOR + 4.50%)	6.23%	02/04/2027		1,726	1,719,929

EyeCare Partners LLC
Delayed Draw Term Loan (d)	0.00%	02/05/2027		13	12,766
Term Loan B (e)	–	02/05/2027		55	54,711
Financiere Mendel (France), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	04/13/2026	EUR	1,257	1,388,750

Global Healthcare Exchange LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.21%	06/28/2024		29	28,380
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	10/10/2025		314	312,527
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.17%	10/27/2022		90	89,171

HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.10%	08/06/2026		1,563	1,562,083
IQVIA, Inc.
Incremental Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	3.69%	01/17/2025		373	370,773
Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	3.69%	03/07/2024		53	52,650
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	3.69%	06/11/2025		18	18,023
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	918	999,939

Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. EURIBOR + 4.50%)	5.26%	08/21/2026	GBP	172	220,742

Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.91%	06/30/2025		323	308,845
Prophylaxis B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	06/05/2025	EUR	1,729	1,486,922
Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	07/23/2026		2,332	2,297,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Health Care–(continued)
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.86%	09/02/2024		$7	$6,383
Synlab Bondco PLC (United Kingdom), First Lien Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	07/01/2026	EUR	1,011	1,120,519
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	02/06/2024		742	567,854

Terveys-ja hoivapalvelut Suomi Oy (Finland)
First Lien Term Loan B (1 mo. EURIBOR +3.75%)	3.75%	08/09/2025	EUR	1,042	1,153,844
Second Lien Term Loan (3 mo. EURIBOR + 7.25%)
(Acquired 07/04/2018; Cost $385,096)	7.25%	08/09/2026	EUR	333	373,461
Unilabs Diagnostics AB (Sweden), Revolver Loan (d)(f)	0.00%	04/01/2021	EUR	769	840,495
Upstream Newco, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)(f)	6.10%	11/20/2026		300	296,396
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.10%	08/27/2025		1,757	1,753,464

					25,079,683
Home Furnishings–0.86%
Global Appliance, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.61%	09/29/2024		1,002	977,118
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	08/05/2024		239	234,789
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	11/30/2024	EUR	388	366,253

Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.16%	11/08/2023		1,863	1,102,859
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.63%	11/08/2024		1,155	336,613

TGP Holdings III LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.03%	09/25/2024		1,414	1,315,092
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.28%	09/25/2025		330	305,197

					4,637,921
Industrial Equipment–2.53%
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	04/28/2025		237	234,525
Alpha AB Bidco B.V. (Netherlands), Term Loan B (e)	–	07/30/2025	EUR	359	388,266
Arconic Rolled Products Corp., Term Loan B (e)	–	02/04/2027		528	523,665
Clark Equipment Co., Term Loan (1 mo. USD LIBOR + 1.75%)	3.69%	05/18/2024		1,399	1,387,011
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	4.44%	01/31/2024		17	17,267
Crosby US Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	6.38%	06/26/2026		594	586,342

Delachaux Group S.A. (France), Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	6.35%	04/16/2026		343	339,321

DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.35%	08/29/2023		59	58,549
Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	07/19/2024		411	409,728
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.94%	07/19/2024		274	266,116
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.19%	07/18/2025		577	572,840
Gardner Denver, Inc.
Term Loan B-1 (e)	–	02/05/2027		934	921,065
Term Loan B-2 (e)	–	02/05/2027	EUR	105	116,161
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.35%	02/05/2027		1,941	1,914,306

Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.41%	12/13/2026		412	411,960

Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)	3.95%	01/02/2027		2,190	2,154,513
Kantar (United Kingdom), Term Loan B-1 (e)	–	12/04/2026	EUR	434	479,325
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 3.00%)	4.35%	07/31/2025		1,151	1,158,301

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(f)	5.94%	03/08/2025		421	352,468
Rexnord LLC/RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.38%	08/21/2024		332	331,771
Robertshaw US Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.63%	02/28/2026		388	319,109

S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.60%	08/14/2026		382	380,639

Terex Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	01/31/2024		301	301,901
					13,625,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Insurance–0.21%
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.13%	08/16/2025		$308	$308,880
Hub International Ltd.
Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.69%	04/25/2025		788	787,801
Term Loan (2 mo. USD LIBOR + 2.75%)	4.39%	04/25/2025		18	17,680

					1,114,361

Leisure Goods, Activities & Movies–4.96%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.10%	02/01/2024		6,560	6,355,502
AMC Entertainment, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.61%	04/22/2026		124	120,590

Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.36%	10/19/2023		1,960	1,823,157
Callaway Golf Co., Term Loan (1 mo. USD LIBOR + 4.50%)	6.15%	01/02/2026		362	361,951
Crown Finance US, Inc.
Term Loan (1 mo. USD LIBOR + 2.25%)	3.85%	02/28/2025		2,107	1,959,174
Term Loan (1 mo. USD LIBOR + 2.50%)	4.10%	09/30/2026		1,282	1,196,016
Term Loan (e)	–	02/05/2027		5,406	5,067,772
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.42%	11/08/2023		595	546,746

Dorna Sports S.L. (Spain)
Term Loan B-2 (e)	–	05/03/2024	EUR	41	45,323
Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	4.92%	05/03/2024		723	713,429

Fitness International LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.85%	04/18/2025		447	443,404
Invictus Media S.L.U. (Spain)
Term Loan B-1 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	455	498,101
Term Loan B-2 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	274	299,523

Lakeland Tours LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.15%	12/16/2024		798	739,942
Live Nation Entertainment, Inc., Term Loan B-4 (3 mo. USD LIBOR + 1.75%)	3.44%	10/19/2026		106	104,148
Markermeer Finance B.V., Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	01/29/2027	EUR	620	682,507

Merlin Entertainments PLC (United Kingdom)
Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	10/16/2026	EUR	333	366,130
Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.94%	10/16/2026		41	40,051

Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.90%	10/16/2026		4	4,142

Parques Reunidos (Spain), Term Loan B-1 (6 mo. EURIBOR + 3.75%)	3.75%	09/27/2026	EUR	760	788,207
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.60%	02/22/2024		79	75,927
SRAM LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	4.35%	03/15/2024		349	350,338

USF S&H TopCo, LLC
Delayed Draw Term Loan
(Acquired 12/02/2019; Cost $533,132)(d)(f)	1.53%	11/26/2024		536	527,645
Revolver Loan
(Acquired 12/02/2019; Cost $176,012)(d)(f)	3.49%	11/26/2024		179	175,882
Term Loan A (3 mo. USD LIBOR + 5.50%)
(Acquired 12/02/2019; Cost $3,141,472)(f)	7.15%	11/26/2024		3,187	3,139,485
Vue International Bidco PLC (United Kingdom)
Delayed Draw Term Loan (d)	0.00%	07/03/2026	EUR	38	41,114
Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	209	228,649

					26,694,855

Lodging & Casinos–4.02%
AMCP Clean Acquisition Co. LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	06/16/2025		133	130,686
Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	06/16/2025		549	540,114

B&B Hotels S.A.S. (France)
Second Lien Term Loan B (3 mo. EURIBOR + 8.50%)	8.50%	07/12/2027	EUR	264	294,535
Term Loan B-3-A (1 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	579	635,261

Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.25%)	3.83%	09/15/2023		69	68,087
Caesars Entertainment Operating Co. LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	3.60%	10/07/2024		538	536,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Lodging & Casinos–(continued)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	12/23/2024		$6,944	$6,736,125
CityCenter Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	04/18/2024		1,103	1,092,623
ESH Hospitality, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	3.60%	09/18/2026		195	192,602

Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (1 mo USD LIBOR + 2.00%)	3.60%	11/30/2023		58	57,616

Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.38%	06/22/2026		438	434,741
PCI Gaming Authority, Term Loan B (1 mo. USD LIBOR + 3.00%)	4.10%	05/29/2026		882	878,813
Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.86%	10/15/2025		928	918,119

Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.35%	08/14/2024		59	57,137
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.44%	07/10/2025		4,035	4,033,695
Station Casinos LLC, Term Loan B-1 (e)	–	02/08/2027		2,693	2,639,888
Tackle Group S.a.r.l. (Luxembourg), Incremental Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	08/14/2024	EUR	1,159	1,277,861

Twin River Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	05/10/2026		750	741,049
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	3.38%	12/20/2024		367	361,464
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.35%	05/30/2025		15	14,715

					21,642,067

Nonferrous Metals & Minerals–0.75%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	03/21/2025		587	581,277
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	5.87%	06/01/2025		1,969	1,489,211

Form Technologies LLC
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.19%	01/28/2022		1,073	1,006,199
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.44%	01/30/2023		15	14,709

U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.63%	05/01/2025		502	410,858

US Salt LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(f)	6.35%	01/16/2026		531	530,175
					4,032,429

Oil & Gas–6.78%
BCP Raptor LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	06/24/2024		700	611,985

Blackstone CQP Holdco, Term Loan (3 mo. USD LIBOR + 3.50%)	5.41%	09/30/2024		4,122	4,049,763

Brazos Delaware II LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.64%	05/21/2025		1,193	997,856
California Resources Corp.
Term Loan (1 mo. USD LIBOR + 10.38%)	11.99%	12/31/2021		1,137	588,187
Term Loan (1 mo. USD LIBOR + 4.75%)	6.36%	12/31/2022		1,418	1,215,869
Centurion Pipeline Co. LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	09/29/2025		420	419,911
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.14%	03/06/2023		2,002	1,762,040

Encino Acquisition Partners Holdings LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.35%	10/29/2025		1,136	664,654
Fieldwood Energy LLC
First Lien Term Loan (3 mo. USD LIBOR + 5.25%)	7.03%	04/11/2022		2,418	1,906,054
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.03%	04/11/2023		2,764	1,451,268

Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.28%	12/23/2024		1,020	826,084
Gulf Finance LLC, Term Loan B (1 mo. USD LIBOR + 5.25%)	7.20%	08/25/2023		620	471,397
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.71%	07/02/2023		1,194	889,146

Lower Cadence Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.60%	05/22/2026		180	169,524
Lucid Energy Group II Borrower LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	02/17/2025		735	678,631
McDermott Technology (Americas), Inc.
DIP LOC (d)	0.00%	10/23/2020		2,136	2,098,728
DIP Term Loan (e)	–	10/21/2020		4,489	4,653,394
Term Loan (3 mo. USD LIBOR + 10.00%)(i)	11.90%	10/21/2021		1,655	1,806,711
Term Loan (3 mo. USD LIBOR + 5.00%)(i)	6.94%	05/09/2025		3,016	1,780,243
Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	09/29/2025		161	160,344
Navitas Midstream Midland Basin LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	12/13/2024		1,413	1,290,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Oil & Gas–(continued)
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 7.50%)
(Acquired 06/28/2019; Cost $1,672,411)(f)	9.44%	07/31/2022		$1,774	$1,693,986
Paragon Offshore Finance Co. (Cayman Islands), Term Loan
(Acquired 07/11/2014; Cost $9,605)(f)(h)(i)	0.00%	07/18/2021		10	0
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.00%)	8.67%	03/19/2023		5,788	2,528,164
Prairie ECI Acquiror L.P., Term Loan (3 mo. USD LIBOR + 4.75%)	6.69%	03/11/2026		1,150	1,117,126
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	7.94%	02/21/2021		6,235	1,988,911

Southcross Energy Partners L.P.
Revolver Loan (d)	0.00%	01/31/2025		79	79,256
Term Loan (1 mo. USD LIBOR + 9.00%)(f)	10.61%	01/31/2025		92	94,716
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.14%	03/30/2023		533	483,670
					36,478,496

Publishing–1.32%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.60%	04/11/2025		562	562,867
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.85%	06/07/2023		2,897	2,688,727

Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.10%	08/21/2026		2,834	2,806,844
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.67%	10/04/2023		77	76,642
ProQuest LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.10%	10/23/2026		961	959,593

					7,094,673
Radio & Television–2.21%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.88%	08/24/2026		1,828	1,679,994
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	4.16%	01/02/2026		2,092	2,084,545
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.91%	01/17/2024		109	108,405

Nexstar Broadcasting, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.85%	01/17/2024		486	484,012
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.41%	09/18/2026		5,765	5,732,233

Sinclair Television Group, Inc., Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	4.16%	09/30/2026		1,799	1,771,819
					11,861,008

Rail Industries–0.12%
Genesee & Wyoming, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.91%	10/31/2026		634	631,784

Retailers (except Food & Drug)–2.06%
Action Holding B.V. (Netherlands), Term Loan B (1 mo. EURIBOR + 3.50%)	3.50%	11/27/2026	EUR	450	491,922
Bass Pro Group LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.60%	09/25/2024		2,984	2,864,454

CDW LLC, Term Loan (3 mo. USD LIBOR + 1.75%)	3.36%	10/12/2026		533	531,634
Claire's Stores, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	8.42%	12/18/2026		345	332,989
Fullbeauty Brands Holdings Corp., PIK Term Loan B-2, 11.77% PIK Rate (f)(g)	11.77%	02/07/2022		1	275
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.03%	01/26/2023		3,419	2,743,765

PetSmart, Inc., First Lien Term Loan (e)	–	03/11/2022		4,138	4,098,912
					11,063,951

Surface Transport–0.81%
Commercial Barge Line Co.
DIP Term Loan (e)	–	02/03/2027		231	223,827
First Lien Term Loan (3 mo. USD LIBOR + 8.75%)	10.53%	11/12/2020		4,518	1,575,855
Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.60%	10/12/2024		11	10,619

U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.85%	06/26/2021		1,662	1,566,905

XPO Logistics, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.19%	02/24/2025		954	949,101
					4,326,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Telecommunications–9.00%
CenturyLink, Inc., Term Loan B (e)	–	03/15/2027		$6,363	$6,190,967
Ciena Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.40%	09/28/2025		166	166,524
Colorado Buyer, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.66%	05/01/2024		4,247	3,684,445
Term Loan (1 mo. USD LIBOR + 3.00%)	4.66%	05/01/2024		30	25,714
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.61%	10/04/2023		2,864	2,717,203
Eircom Finco S.a.r.l. (Ireland), Term Loan B (1 mo. EURIBOR + 3.25%)	3.25%	05/15/2026	EUR	379	416,601

Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	05/16/2024		580	573,559
Inmarsat Finance PLC (United Kingdom), Term Loan B (1 mo. USD LIBOR + 4.50%)	6.11%	12/11/2026		1,142	1,131,788
Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B-5 (2 mo. USD LIBOR + 6.63%)	6.63%	01/02/2024		1,783	1,799,876

Iridium Satellite LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.35%	11/04/2026		810	810,840

Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.35%	03/01/2027		4,898	4,799,576
Matterhorn Telecom S.A., Term Loan B (1 mo. EURIBOR + 3.50%)	3.50%	09/15/2026	EUR	234	258,213

MLN US HoldCo LLC
First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	6.16%	11/30/2025		2,023	1,915,338
Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	10.41%	11/30/2026		1,024	803,934
MM Holdphone (Spain), Term Loan B (4 mo. EURIBOR + 2.63%)	2.63%	05/07/2026	EUR	310	342,113

MTN Infrastructure TopCo., Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	11/15/2024		779	759,360
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	04/25/2025	EUR	770	847,167
Radiate Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	02/01/2024		282	276,694

SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	3.36%	04/11/2025		1,897	1,879,713

Sprint Communications, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.63%	02/02/2024		1,872	1,860,815
Term Loan (1 mo. USD LIBOR + 2.50%)	4.13%	02/02/2024		3,874	3,845,215

Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.87%	03/09/2023		1,309	1,205,092
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.36%	12/07/2026		6,597	6,515,024
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.94%	05/02/2023		2,726	2,590,911

Windstream Services LLC, DIP Term Loan (1 mo. USD LIBOR + 2.50%)(i)	4.11%	02/26/2021		1,354	1,357,960
Zayo Group LLC
Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.60%	01/19/2021		61	61,096
Term Loan (e)(f)	–	02/19/2027	EUR	412	454,068
Term Loan (e)	–	02/20/2027		1,131	1,108,061
					48,397,867

Utilities–6.65%
AI Alpine AT BidCo GmbH, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.62%	10/31/2025		11	10,771

Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	05/27/2022		662	658,427
Calpine Construction Finance Co. L.P., Term Loan (1 mo. USD LIBOR + 2.00%)	3.60%	01/15/2025		122	120,923
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.25%)	4.20%	01/15/2024		3,757	3,705,742
Term Loan (2 mo. USD LIBOR + 2.25%)	4.20%	04/05/2026		5,774	5,694,248
Term Loan B-10 (1 mo. USD LIBOR + 2.50%)	3.60%	08/12/2026		2,164	2,133,107
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	10/02/2025		2,134	2,111,256

Granite Acquisition, Inc.
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.44%	12/19/2021		1,902	1,891,687
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	9.19%	12/19/2022		556	557,062

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	11/09/2026		3,179	3,141,233
Heritage Power LLC, Term Loan (3 mo. USD LIBOR + 6.00%)	7.77%	07/30/2026		1,723	1,649,964
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	08/28/2025		68	67,940

KAMC Holdings, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	5.94%	08/14/2026		609	604,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value
Utilities–(continued)
Lightstone Holdco LLC
Term Loan B (1 mo. USD LIBOR + 3.75%)	5.35%	01/30/2024	$2,720	$2,431,181
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.35%	01/30/2024	153	137,123

Nautilus Power LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	05/16/2024	1,428	1,426,446

Pacific Gas and Electric Co.
Delayed Draw Term Loan (1 mo. USD LIBOR + 2.25%)(d)(f)	3.93%	12/31/2020	651	650,873
DIP Term Loan (1 mo. USD LIBOR + 2.25%)(f)	3.93%	12/31/2020	1,948	1,952,618
PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.19%	03/06/2025	281	270,712
Revere Power LLC
Term Loan B (3 mo. USD LIBOR + 4.25%)	6.19%	03/29/2026	765	714,938
Term Loan C (3 mo. USD LIBOR + 4.25%)	6.19%	03/29/2026	94	87,803
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.11%	12/02/2021	332	316,291
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 1.75%)	3.35%	12/31/2025	5,472	5,419,377

				35,754,326
Total Variable Rate Senior Loan Interests (Cost $573,711,855)				549,639,564

U.S. Dollar Denominated Bonds & Notes–9.65%

Aerospace & Defense–1.08%
TransDigm, Inc.(j)	6.25%	03/15/2026	5,492	5,824,958
Air Transport–0.32%
Mesa Airlines, Inc., Class B(f)	5.75%	07/15/2025	1,704	1,695,694
Automotive–0.36%
Allison Transmission, Inc.(j)	5.88%	06/01/2029	531	576,704
IHO Verwaltungs GmbH (Germany)(j)	4.75%	09/15/2026	833	843,265
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc. (Canada)(j)	6.25%	05/15/2026	500	514,537
				1,934,506
Building & Development–0.16%
American Builders & Contractors Supply Co., Inc.(j)	4.00%	01/15/2028	675	660,217
Beacon Roofing Supply, Inc.(j)	4.50%	11/15/2026	175	173,618
				833,835

Business Equipment & Services–0.99%
Dun & Bradstreet Corp. (The)(j)	6.88%	08/15/2026	234	250,292
Prime Security Services Borrower LLC/Prime Finance, Inc.(j)	5.25%	04/15/2024	1,971	2,044,095
Prime Security Services Borrower LLC/Prime Finance, Inc.(j)	5.75%	04/15/2026	2,910	3,031,853
				5,326,240
Cable & Satellite Television–1.11%
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026	966	1,018,551
Altice France S.A. (France)(j)	5.50%	01/15/2028	490	491,519
CSC Holdings LLC(j)	5.75%	01/15/2030	180	190,575
CSC Holdings LLC(j)	5.50%	05/15/2026	2,666	2,766,448
Numericable-SFR S.A. (France)(j)	8.13%	02/01/2027	832	908,236
Virgin Media Secured Finance PLC (United Kingdom)(j)	5.50%	08/15/2026	554	571,390
				5,946,719
Containers & Glass Products–0.67%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(j)	4.25%	09/15/2022	504	503,502
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(j)	4.13%	08/15/2026	1,082	1,079,972
Berry Global, Inc.(j)	4.88%	07/15/2026	779	793,859
Reynolds Group Issuer, Inc./LLC (3 mo. USD LIBOR + 3.50%)(j)(k)	5.33%	07/15/2021	969	968,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value
Containers & Glass Products–(continued)
Trivium Packaging Finance B.V. (Netherlands)(j)	5.50%	08/15/2026	$235	$243,960
				3,589,324

Drugs–0.02%
Catalent Pharma Solutions, Inc.(j)	5.00%	07/15/2027	103	107,439
Electronics & Electrical–2.03%
CommScope, Inc.(j)	8.25%	03/01/2027	506	511,364
CommScope, Inc.(j)	6.00%	03/01/2026	2,297	2,362,014
Dell International LLC/EMC Corp.(j)	4.90%	10/01/2026	2,956	3,318,141
Dell International LLC/EMC Corp.(j)	5.30%	10/01/2029	3,694	4,258,888
Riverbed Technology, Inc.(j)	8.88%	03/01/2023	664	453,180
				10,903,587
Food Service–0.16%
eG Global Finance PLC (Netherlands)(j)	6.75%	02/07/2025	865	847,341
Health Care–0.08%
IQVIA, Inc.(j)	5.00%	05/15/2027	436	451,728
Industrial Equipment–0.59%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy)(j)	7.38%	08/15/2026	2,987	3,188,623
Lodging & Casinos–0.32%
ESH Hospitality, Inc.(j)	5.25%	05/01/2025	755	760,976
ESH Hospitality, Inc.(j)	4.63%	10/01/2027	973	950,475
				1,711,451

Nonferrous Metals & Minerals–0.37%
TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022	1,903	2,003,667
Oil & Gas–0.01%
Pacific Drilling S.A. (Luxembourg)(j)	8.38%	10/01/2023	48	37,321
Publishing–0.48%
Clear Channel Worldwide Holdings, Inc.(j)	5.13%	08/15/2027	2,569	2,580,175
Radio & Television–0.49%
Diamond Sports Group LLC/Diamond Sports Finance Co.(j)	5.38%	08/15/2026	875	808,407
iHeartCommunications, Inc.	8.38%	05/01/2027	200	217,073

iHeartCommunications, Inc.	6.38%	05/01/2026	637	685,884
iHeartCommunications, Inc.(j)	5.25%	08/15/2027	427	441,155
Nexstar Broadcasting, Inc.(j)	5.63%	07/15/2027	491	509,118
				2,661,637
Telecommunications–0.37%
CenturyLink, Inc.(j)	4.00%	02/15/2027	1,089	1,097,059
Goodman Networks, Inc.	8.00%	05/11/2022	1,869	916,102
Windstream Services, LLC/Windstream Finance Corp.(i)(j)	9.00%	06/30/2025	18	1,620
				2,014,781
Utilities–0.04%
Calpine Corp.(j)	5.25%	06/01/2026	241	239,482
Total U.S. Dollar Denominated Bonds & Notes (Cost $54,138,826)				51,898,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Loan Fund

	Shares	Value
Common Stocks & Other Equity Interests–6.43%(l)
Aerospace & Defense–0.78%
IAP Worldwide Services, Inc.(f)(m)	342	$4,171,557
Automotive–0.06%
ThermaSys Corp.(m)	676,996	186,174
Transtar Holding Co., Class A(m)	2,935,894	115,968
		302,142
Building & Development–0.14%
Five Point Holdings LLC, Class A(m)	98,198	735,503
Lake at Las Vegas Joint Venture LLC, Class A(f)(m)	780	0
Lake at Las Vegas Joint Venture LLC, Class B(f)(m)	9	0
		735,503
Business Equipment & Services–0.05%
Checkout Holding Corp.(m)	6,741	26,964
Crossmark Holdings, Inc., Wts., expiring 07/26/2024(m)	4,048	229,406
Crossmark Holdings, Inc., Wts., expiring 07/26/2024(f)(m)	744	419
		256,789

Conglomerates–0.05%
Euramax International, Inc.(f)(m)	3,272	278,137
Drugs–0.02%
Envigo RMS Holding Corp.(f)(m)	18,639	106,615
Financial Intermediaries–0.07%
RJO Holdings Corp.(f)(m)	2,851	208,164
RJO Holdings Corp., Class A(f)(m)	2,314	168,911
RJO Holdings Corp., Class B(f)(m)	3,000	30
		377,105
Health Care–0.00%
New Millennium HoldCo, Inc.(m)	136,135	19,059
Lodging & Casinos–1.42%
Caesars Entertainment Corp.(m)	35,315	448,853
Twin River Worldwide Holdings, Inc.	276,386	7,186,036

		7,634,889
Oil & Gas–0.66%
AF Global, Inc.(m)	498	26,145
Fieldwood Energy LLC(m)	18,762	342,997
Fieldwood Energy LLC(m)	5,065	92,596
HGIM Corp.(m)	2,553	29,359
HGIM Corp., Wts. expiring 07/02/2043(m)	11,411	131,226
NexTier Oilfield Solutions, Inc.(m)	44,006	205,068
Pacific Drilling S.A.(m)	122,734	191,465
Paragon Offshore Finance Co., Class A (Cayman Islands) (i)(m)	2,645	787
Paragon Offshore Finance Co., Class B (Cayman Islands)(i)(m)	1,323	23,594
Samson Investment Co., Class A(m)	84,254	1,537,635
Southcross Energy Partners L.P.	46,172	6,926

Transocean Ltd.(m)	191,873	642,775
Tribune Resources, Inc.(m)	382,888	335,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Loan Fund

				Shares	Value
Oil & Gas–(continued)
Tribune Resources, Inc., Wts., expiring 04/03/2023(m)				99,132	$2,974
					3,568,574

Publishing–1.79%
Affiliated Media, Inc., Class B(f)(m)				81,915	2,654,050
Clear Channel Worldwide Holdings, Inc.(m)				264,909	548,362
F&W Publications, Inc.(f)(m)				18,385	0
MC Communications LLC(f)(m)				739,818	0
Merrill Communications LLC, Class A(m)				326,686	6,370,377
Tribune Publishing Co.				4,756	54,551
					9,627,340

Radio & Television–0.30%
iHeartCommunications, Inc., Class A(m)				19,360	292,530
iHeartCommunications, Inc., Class B(m)				17	297
iHeartCommunications, Inc., Wts., expiring 05/01/2039(m)				93,283	1,311,839
					1,604,666

Retailers (except Food & Drug)–0.21%
Claire's Stores, Inc.(m)				780,446	245,300
Fullbeauty Brands Holdings Corp.(m)				2,311	5,778
Payless, Inc.(f)(m)				83,461	41,730
Payless, Inc., Class A(m)				82,769	293,002
Toys 'R' Us-Delaware, Inc.(m)				16	477
Toys 'R' Us-Delaware, Inc.(m)				17	58,558
Vivarte S.A.S.(f)(m)				233,415	512,492
					1,157,337
Telecommunications–0.00%
Goodman Networks, Inc.(f)(m)				117,618	0
IDW Media Holdings, Inc.(m)				1,270	9,665
					9,665

Utilities–0.88%
Vistra Energy Corp.				219,648	4,223,831

Vistra Operations Co. LLC(m)				527,664	118,724
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(m)				357,798	406,638
					4,749,193
Total Common Stocks & Other Equity Interests (Cost $57,043,759)					34,598,571

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)
Non-U.S. Dollar Denominated Bonds & Notes–1.61%
Automotive–0.13%
Tenneco, Inc. (3 mo. EURIBOR + 4.88%)(j)(k)	4.88%	04/15/2024	EUR	641	693,752
Building & Development–0.06%
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	100	102,557
Haya Finance 2017 S.A. (Spain)(j)	5.25%	11/15/2022	EUR	198	203,244
					305,801

Cable & Satellite Television–0.32%
Altice Financing S.A. (Luxembourg)(j)	2.25%	01/15/2025	EUR	105	110,162
Altice Financing S.A. (Luxembourg)(j)	3.00%	01/15/2028	EUR	817	850,252
Altice Finco S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	542	584,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)		Value
Cable & Satellite Television–(continued)
Ypso Finance Bis S.A. (Luxembourg)	8.00%	05/15/2027	EUR	151	$186,325
					1,731,480

Financial Intermediaries–0.43%
AnaCap Financial Europe S.A. SICAV-RAIF (United Kingdom) (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	08/01/2024	EUR	200	187,835
Cabot Financial Luxembourg II S.A. (Luxembourg) (3 mo. EURIBOR + 6.38%)(j)(k)	6.38%	06/14/2024	EUR	298	336,771
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(j)(k)	4.50%	09/01/2023	EUR	566	600,943
Newday Bondco PLC (United Kingdom)(j)	7.38%	02/01/2024	GBP	261	333,820
Newday Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.26%	02/01/2023	GBP	691	883,751
					2,343,120
Health Care–0.16%
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.76%	08/15/2022	GBP	750	889,492
Home Furnishings–0.36%
Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	1,634	1,939,414
Lodging & Casinos–0.15%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%)(j)(k)	6.10%	07/15/2025	GBP	628	785,060
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $9,117,480)					8,688,119

Asset-Backed Securities–1.09%
Structured Products–1.09%
Avoca CLO XVII DAC, Series 17A, Class ER (United Kingdom) (3 mo. EURIBOR + 6.38%)(j)(k)	6.38%	10/15/2032	EUR	342	376,305
Clontarf Park CLO, Series 2017-1A, Class D (Ireland) (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	136	148,281
Diamond CLO Ltd., Series 2019-1A, Class C (Cayman Islands) (3 mo. USD LIBOR + 3.60%)(j)(k)	5.39%	04/25/2029		$1,080	1,080,121
FS KKR Capital Corp., Series 2019-1A, Class A2 (3 mo. USD LIBOR + 3.00%)(j)(k)	4.50%	07/15/2030		1,150	1,139,409
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class DR (Cayman Islands) (3 mo. USD
LIBOR + 4.75%)(j)(k)	6.54%	10/25/2028		1,220	1,220,006
OCP Euro CLO, Series 2017-2, Class E (Ireland) (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	01/15/2032	EUR	153	168,993
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (Cayman Islands) (3 mo. USD
LIBOR + 4.85%)(j)(k)	6.68%	04/15/2026		1,741	1,709,188
Total Asset-Backed Securities (Cost $5,816,227)					5,842,303

			Shares
Preferred Stocks–0.14%(l)
Automotive–0.02%
ThermaSys Corp., Series A(f)				144,220	110,328
Financial Intermediaries–0.05%
RJO Holdings Corp., Series A-2(f)				584	233,604
Oil & Gas–0.06%
Southcross Energy Partners L.P., Series A				292,193	230,832
Southcross Energy Partners L.P., Series B				84,193	103,137

					333,969
Telecommunications–0.00%
Goodman Networks, Inc., Series A-1(f)				139,938	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Loan Fund

		Shares	Value
Utilities–0.01%
Genie Energy Ltd., Pfd.		7,632	$66,261
Total Preferred Stocks (Cost $609,376)			744,162

TOTAL INVESTMENTS IN SECURITIES(n)(o)–121.11% (Cost $700,437,523)			651,411,227
BORROWINGS–(21.38)%			(115,000,000)

OTHER ASSETS LESS LIABILITIES–0.27%			1,468,199

NET ASSETS–100.00%			$537,879,426
Investment Abbreviations:
CLO	– Collateralized Loan Obligation
DAC	– Designated Activity Co.
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR – Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
RPI	– Retail Price Index
Rts.	– Rights
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)Foreign denominated security. Principal amount is denominated in the currency indicated.

(b)Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act") and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 8.

(e)This variable rate interest will settle after February 29, 2020, at which time the interest rate will be determined.

(f)Security valued using significant unobservable inputs (Level 3). See Note 3.

(g)All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $6,387, which represented less than 1% of the Fund's Net Assets.

(i)The borrower has filed for protection in federal bankruptcy court.

(j)Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $62,727,852, which represented 11.66% of the Fund's Net Assets.

(k)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(l)Acquired as part of a bankruptcy restructuring.

(m)Non-income producing security.

(n)Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund's use of leverage.

(o)The security and the Fund are affiliated by having the same investment adviser. The table below shows the Fund's transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended February 29, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	February 28, 2019	at Cost	from Sales	Appreciation	(Loss)	February 29, 2020	Income
Cygnus Business Media, Inc., Common
Shares*	$0	$-	$0	$1,793,148	$(1,793,148)	$-	$-

*As of February 29, 2020, this security was not considered as an affiliate of the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts

			Contract to			Unrealized
Settlement						Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk
03/16/2020	Bank of America Merrill Lynch	USD 13,532,470		EUR 12,504,593		$283,319

04/15/2020	Bank of America Merrill Lynch	GBP	1,926,105	USD	2,494,516	22,113

03/16/2020	Barclays Bank PLC	CHF	379,431	USD	394,744	1,100
03/16/2020	Barclays Bank PLC	GBP	2,201,421	USD	2,867,346	43,743
03/16/2020	Canadian Imperial Bank of Commerce	EUR	7,194,627	USD	8,056,831	107,796

03/16/2020	Citibank, N.A.	EUR	7,194,630	USD	8,058,964	109,925
03/16/2020	Citibank, N.A.	GBP	1,669,143	USD	2,177,725	36,837
03/16/2020	Citibank, N.A.	USD 13,536,383		EUR 12,509,364		284,678

04/15/2020	Citibank, N.A.	GBP	1,926,105	USD	2,493,448	21,045
03/16/2020	Deutsche Bank AG	EUR	314,412	USD	348,724	1,344
03/16/2020	Goldman Sachs International	EUR	2,013,033	USD	2,240,518	16,404

03/16/2020	Goldman Sachs International	GBP	1,671,847	USD	2,181,134	36,777

03/16/2020	Morgan Stanley Capital Services LLC	GBP	267,945	USD	350,258	6,584
03/16/2020	Royal Bank of Canada	EUR	7,323,611	USD	8,180,993	89,450
03/16/2020	Royal Bank of Canada	USD	386,336	CHF	379,431	7,308

04/15/2020	Royal Bank of Canada	GBP	1,959,734	USD	2,537,581	22,011
03/16/2020	Toronto Dominion Bank	EUR	7,194,630	USD	8,037,387	88,349
03/16/2020	Toronto Dominion Bank	USD 13,521,466		EUR 12,504,593		294,323

Subtotal—Appreciation						1,473,106
Currency Risk
03/16/2020	Bank of America Merrill Lynch	EUR	659,575	USD	723,468	(5,268)

03/16/2020	Bank of America Merrill Lynch	USD	2,506,315	GBP	1,936,785	(22,141)

04/15/2020	Bank of America Merrill Lynch	EUR 12,498,259		USD 13,550,425		(282,930)

03/16/2020	Citibank, N.A.	EUR	382,984	USD	417,076	(6,067)

03/16/2020	Citibank, N.A.	USD	2,505,226	GBP	1,936,785	(21,053)

04/15/2020	Citibank, N.A.	EUR 12,510,743		USD 13,562,780		(284,394)

04/15/2020	J.P. Morgan Chase Bank, N.A.	USD	56,478	GBP	43,771	(293)

03/16/2020	Royal Bank of Canada	EUR	5,496,683	USD	5,972,909	(100,140)

03/16/2020	Royal Bank of Canada	USD	284,499	EUR	255,635	(2,059)

03/16/2020	Royal Bank of Canada	USD	2,505,981	GBP	1,936,785	(21,808)

04/15/2020	Royal Bank of Canada	CHF	379,431	USD	387,154	(7,307)

04/15/2020	Toronto Dominion Bank	EUR 12,498,259		USD 13,539,552		(293,804)

Subtotal—Depreciation						(1,047,264)
Total Forward Foreign Currency Contracts						$425,842

Abbreviations:

CHF —Swiss Franc

EUR —Euro

GBP —British Pound Sterling

USD —U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $700,437,523)	$ 651,411,227
Other investments:
Unrealized appreciation on forward foreign currency
contracts outstanding	1,473,106
Cash	17,895,508
Foreign currencies, at value (Cost $6,240,202)	6,318,035
Receivable for:
Investments sold	36,685,950
Dividends	1,189
Interest	3,213,237

Investments matured, at value (Cost $22,264,785)	593,174

Investment for trustee deferred compensation and
retirement plans	43,716
Other assets	33,263

Total assets	717,668,405

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency
contracts outstanding	1,047,264
Payable for:
Borrowings	115,000,000
Investments purchased	54,922,780

Dividends	885,615
Fund shares reacquired	28,399
Accrued fees to affiliates	173,493

Accrued interest expense	225,915
Accrued trustees' and officers' fees and benefits	3,250
Accrued other operating expenses	969,921

Trustee deferred compensation and retirement plans	94,264

Unfunded loan commitments	6,438,078
Total liabilities	179,788,979

Net assets applicable to common shares	$ 537,879,426

Net assets applicable to common shares

consist of:
Shares of beneficial interest	$786,134,333

Distributable earnings (loss)	(248,254,907)
$537,879,426

Net Assets:
Class A	$74,640,498

Class C	$58,448,661

Class Y	$2,435,849
Class IB	$372,575,530
Class IC	$29,778,888

Common shares outstanding, no par value, with an unlimited number of common shares authorized:

Class A	11,767,794
Class C	9,191,581

Class Y	384,103
Class IB	58,735,388
Class IC	4,694,953

Class A:
Net asset value per share	$6.34
Maximum offering price per share
(Net asset value of $6.34 ÷ 96.75%)	$6.55
Class C:
Net asset value and offering price per share	$6.36

Class Y:
Net asset value and offering price per share	$6.34
Class IB:
Net asset value and offering price per share	$6.34

Class IC:
Net asset value and offering price per share	$6.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Loan Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$39,058,164

Dividends	2,515,723

Other income	247,920
Total investment income	41,821,807

Expenses:
Advisory fees	5,309,189

Administrative services fees	1,487,997
Custodian fees	146,118
Distribution fees:
Class A	215,450
Class C	669,116
Class IC	49,208
Interest, facilities and maintenance fees	4,479,002

Transfer agent fees	683,711
Trustees' and officers' fees and benefits	25,953
Registration and filing fees	62,568

Reports to shareholders	504,963
Professional services fees	154,281
Other	20,714

Total expenses	13,808,270
Less: Expense offset arrangement(s)	(4,071)

Net expenses	13,804,199

Net investment income	28,017,608
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,675,421
Foreign currencies	332,638
Forward foreign currency contracts	1,460,878

3,468,937
Change in net unrealized appreciation (depreciation) of:
Investment securities	(27,065,705)

Foreign currencies	(36,418)
Forward foreign currency contracts	321,883

(26,780,240)

Net realized and unrealized gain (loss)	(23,311,303)

Net increase in net assets resulting from operations	$4,706,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$28,017,608	$30,069,240
Net realized gain (loss)	3,468,937	(475,294)

Change in net unrealized appreciation (depreciation)	(26,780,240)	(7,502,174)

Net increase in net assets resulting from operations	4,706,305	22,091,772

Distributions to shareholders from distributable earnings:
Class A	(4,081,338)	(4,804,669)

Class C	(2,665,722)	(3,430,385)

Class Y	(133,669)	(140,453)

Class IB	(20,293,690)	(23,154,842)

Class IC	(1,587,124)	(1,907,818)

Total distributions from distributable earnings	(28,761,543)	(33,438,167)
Share transactions–net:
Class A	(12,614,731)	(16,314,659)

Class C	(16,871,670)	(16,468,097)
Class Y	(347,160)	776,753

Class IB	(43,840,308)	(50,975,389)

Class IC	(5,773,966)	(4,477,477)

Net increase (decrease) in net assets resulting from share transactions	(79,447,835)	(87,458,869)

Net increase (decrease) in net assets	(103,503,073)	(98,805,264)

Net assets:
Beginning of year	641,382,499	740,187,763

End of year	$537,879,426	$641,382,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Senior Loan Fund

Statement of Cash Flows

For the year ended February 29, 2020

Cash provided by operating activities:
Net increase in net assets resulting from operations	$4,706,305

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(413,776,328)
Proceeds from sales of investments	533,515,286

Purchases of short-term investments, net	(10,030,254)
Amortization of premium on investment securities	1,143,494
Accretion of discount on investment securities	(1,559,625)

Decrease in receivables and other assets	1,333,015
Decrease in accrued expenses and other payables	(79,955)

Net realized gain from investment securities	(1,675,421)

Net change in unrealized depreciation on investment securities	27,065,705

Net change in unrealized appreciation of forward foreign currency contracts	(321,883)
Net cash provided by operating activities	140,320,339

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(11,439,551)

Proceeds from shares of beneficial interest sold	10,500,496
Repayment of borrowings	(45,000,000)

Disbursements from shares of beneficial interest reacquired	(107,327,300)

Net cash provided by (used in) financing activities	(153,266,355)

Net decrease in cash and cash equivalents	(12,946,016)

Cash and cash equivalents at beginning of period	37,159,559

Cash and cash equivalents at end of period	$24,213,543
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$17,407,368
Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,666,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Senior Loan Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Supplemental
													ratio of
													expenses
											Ratio of	Ratio of	to average
											expenses	expenses	net assets
			Net gains								to average	to average net with fee waivers					Asset
			(losses)								net assets	assets without	(excluding	Ratio of net			Coverage
	Net asset		on securities		Dividends						with fee waivers	fee waivers	interest,	investment			per $1,000
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or	and/or	facilities and	income		Total	unit of
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end ofperiod	expenses	expenses	maintenance	to average	Portfolio	borrowings	senior
	ofperiod	income(a)	unrealized)	operations	income	capital	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	fees)	net assets	turnover (c)	(000's omitted)	indebtedness (d)
Class A									0.58%(e) $ 74,640		2.41%(e)(f)	2.41%(e)(f)	1.66%(e)(f)	4.62%(e)(f) 55%		$115,000	$5,677
Year ended 02/29/20	$6.61	$0.30	$(0.26)	$ 0.04	$(0.31)	$—	$(0.31)	$6.34
Year ended 02/28/19	6.72	0.28	(0.10)	0.18	(0.29)	—	(0.29)	6.61	3.19(e)	90,789	2.46(e)	2.46(e)	1.71(e)	4.25(e)	44	160,000	5,009
Year ended 02/28/18	6.68	0.26	0.05	0.31	(0.26)	(0.01)	(0.27)	6.72	4.79(e)	108,897	2.24(e)	2.24(e)	1.73(e)	3.88(e)	53	170,000	5,354
Year ended 02/28/17	5.81	0.34	0.86	1.20	(0.32)	(0.01)	(0.33)	6.68	20.97(e)	121,627	2.06(e)	2.06(e)	1.67(e)	5.34(e)	73	150,000	6,617
Year ended 02/29/16	6.76	0.38	(0.94)	(0.56)	(0.39)	—	(0.39)	5.81	(8.65)(e)	115,036	1.98(e)	1.98(e)	1.68(e)	5.82(e)	51	150,000	6,346
Class C									(0.16)(e)	58,449	3.16(e)(f)	3.16(e)(f)	2.41(e)(f)	3.87(e)(f)	55	115,000	5,677
Year ended 02/29/20	6.63	0.25	(0.26)	(0.01)	(0.26)	—	(0.26)	6.36
Year ended 02/28/19	6.73	0.23	(0.09)	0.14	(0.24)	—	(0.24)	6.63	2.50(e)	77,951	3.21(e)	3.21(e)	2.46(e)	3.50(e)	44	160,000	5,009
Year ended 02/28/18	6.70	0.21	0.04	0.25	(0.21)	(0.01)	(0.22)	6.73	3.86(e)	95,894	2.99(e)	2.99(e)	2.48(e)	3.13(e)	53	170,000	5,354
Year ended 02/28/17	5.82	0.29	0.87	1.16	(0.27)	(0.01)	(0.28)	6.70	20.24(e)	117,699	2.81(e)	2.81(e)	2.42(e)	4.59(e)	73	150,000	6,617
Year ended 02/29/16	6.77	0.33	(0.94)	(0.61)	(0.34)	—	(0.34)	5.82	(9.38)(e)	116,229	2.73(e)	2.73(e)	2.43(e)	5.07(e)	51	150,000	6,346
Class Y											2.16(f)	2.16(f)	1.41(f)	4.87(f)
Year ended 02/29/20	6.61	0.32	(0.26)	0.06	(0.33)	—	(0.33)	6.34	0.83	2,436					55	115,000	5,677
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	—	(0.31)	6.61	3.47	2,894	2.21	2.21	1.46	4.50	44	160,000	5,009
Year ended 02/28/18	6.68	0.28	0.05	0.33	(0.28)	(0.01)	(0.29)	6.72	5.05	2,161	1.99	1.99	1.48	4.13	53	170,000	5,354
Year ended 02/28/17	5.81	0.36	0.85	1.21	(0.33)	(0.01)	(0.34)	6.68	21.27	2,037	1.81	1.81	1.42	5.59	73	150,000	6,617
Year ended 02/29/16	6.77	0.40	(0.95)	(0.55)	(0.41)	—	(0.41)	5.81	(8.53)	1,108	1.73	1.73	1.43	6.07	51	150,000	6,346
Class IB											2.16(f)	2.16(f)	1.41(f)	4.87(f)	55	115,000	5,677
Year ended 02/29/20	6.61	0.32	(0.26)	0.06	(0.33)	—	(0.33)	6.34	0.83	372,576
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	—	(0.31)	6.61	3.46	432,894	2.21	2.21	1.46	4.50	44	160,000	5,009
Year ended 02/28/18	6.69	0.28	0.04	0.32	(0.28)	(0.01)	(0.29)	6.72	4.89	491,279	1.99	1.99	1.48	4.13	53	170,000	5,354
Year ended 02/28/17	5.81	0.36	0.86	1.22	(0.33)	(0.01)	(0.34)	6.69	21.45	552,939	1.81	1.81	1.42	5.59	73	150,000	6,617
Year ended 02/29/16	6.77	0.39	(0.94)	(0.55)	(0.41)	—	(0.41)	5.81	(8.53)	523,422	1.73	1.73	1.43	6.07	51	150,000	6,346
Class IC									0.68(e)	29,779	2.31(e)(f)	2.31(e)(f)	1.56(e)(f)	4.72(e)(f)	55	115,000	5,677
Year ended 02/29/20	6.61	0.31	(0.26)	0.05	(0.32)	—	(0.32)	6.34
Year ended 02/28/19	6.72	0.29	(0.10)	0.19	(0.30)	—	(0.30)	6.61	3.30(e)	36,854	2.36(e)	2.36(e)	1.61(e)	4.35(e)	44	160,000	5,009
Year ended 02/28/18	6.69	0.27	0.05	0.32	(0.28)	(0.01)	(0.29)	6.72	4.74(e)	41,957	2.14(e)	2.14(e)	1.63(e)	3.98(e)	53	170,000	5,354
Year ended 02/28/17	5.81	0.35	0.86	1.21	(0.32)	(0.01)	(0.33)	6.69	21.28(e)	46,648	1.96(e)	1.96(e)	1.57(e)	5.44(e)	73	150,000	6,617
Year ended 02/29/16	6.77	0.38	(0.94)	(0.56)	(0.40)	—	(0.40)	5.81	(8.68)(e)	43,660	1.88(e)	1.88(e)	1.58(e)	5.92(e)	51	150,000	6,346

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)Calculated at the fund level by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for Class A shares, 1.00% for Class C shares and 0.15% for Class IC shares for each of the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(f)Ratios are based on average daily net assets (000's omitted) of $86,180, $66,912, $2,680, $406,622 and $32,805 for Class A, Class C, Class Y, Class IB and Class IC shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Senior Loan Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Senior Loan Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in adjustable rate senior loans. The Fund invests primarily in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility.

The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges ("CDSC"), the allocation of class-specific expenses and voting rights on matters affecting a single class. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

34	Invesco Senior Loan Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified

35	Invesco Senior Loan Fund

against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund's performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund's ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. The Fund invests in corporate loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of

36	Invesco Senior Loan Fund

the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants". The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

P.Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund's leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.900%
Next $1 billion	0.850%

Next $1 billion	0.825%
Next $500 million	0.800%
Over $3 billion	0.775%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.89%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities. For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund's custodian.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. ("IDI"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $1,574 in front-end sales commissions from the sale of Class A shares and $0, $745 and $0 from Class A, Class C and Class IC shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

37	Invesco Senior Loan Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund's policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 29, 2020, there were transfers from Level 3 to Level 2 of $12,278,209, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $13,807,832, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$512,257,719	$37,381,845	$549,639,564
U.S. Dollar Denominated Bonds & Notes	—	50,202,814	1,695,694	51,898,508
Common Stocks & Other Equity Interests	14,545,565	11,910,901	8,142,105	34,598,571

Non-U.S. Dollar Denominated Bonds & Notes	—	8,688,119	—	8,688,119
Asset-Backed Securities	—	5,842,303	—	5,842,303
Preferred Stocks	169,398	341,160	233,604	744,162

Total Investments in Securities	14,714,963	589,243,016	47,453,248	651,411,227
Other Investments - Assets*
Investments Matured	—	—	593,174	593,174
Forward Foreign Currency Contracts	—	1,473,106	—	1,473,106

	—	1,473,106	593,174	2,066,280
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,047,264)	—	(1,047,264)

Total Other Investments	—	425,842	593,174	1,019,016
Total Investments	$14,714,963	$589,668,858	$48,046,422	$652,430,243

*Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2020:

						Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	02/28/19	at Cost	from Sales	Premiums	Gain (Loss)	(Depreciation)	Level 3	Level 3	02/28/20
Variable Rate
Senior Loan
Interests	$46,636,668	$19,974,672	$(27,675,904)	$97,154	$(828,523)	$1,291,766	$9,416,358	$(11,530,346)	$37,381,845
U.S. Dollar
Denominated
Bonds & Notes	–	–	–	–	–	–	1,695,694	–	1,695,694
Common Stocks &
Other Equity
Interests	6,395,434	3,948,222	(3,163,484)	–	379,363	(1,475,675)	2,695,780	(637,535)	8,142,105
Preferred Stocks	226,891	–	(5,769)	–	–	122,810	–	(110,328)	233,604

Investments
Matured	413,292	1,899	(96,126)	–	–	274,109	-	–	593,174

Total	$53,672,285	$23,927,793	$(30,941,283)	$97,154	$(449,160)	$213,010	$13,807,832	$(12,278,209)	$48,046,422

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

38	Invesco Senior Loan Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 1,473,106
Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$ 1,473,106
Value
Currency
Derivative Liabilities	Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,047,264)

Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(1,047,264)

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Bank of America Merrill Lynch	$305,432	$(310,339)	$(4,907)	$–	$–	$(4,907)

Barclays Bank PLC	44,843	–	44,843	–	–	44,843
Canadian Imperial Bank of Commerce	107,796	–	107,796	–	–	107,796
Citibank, N.A.	452,485	(311,514)	140,971	–	–	140,971

Deutsche Bank AG	1,344	–	1,344	–	–	1,344
Goldman Sachs International	53,181	–	53,181	–	–	53,181
J.P. Morgan Chase Bank, N.A.	–	(293)	(293)	–	–	(293)

Morgan Stanley Capital Services LLC	6,584	–	6,584	–	–	6,584
Royal Bank of Canada	118,769	(131,314)	(12,545)	–	–	(12,545)
Toronto Dominion Bank	382,672	(293,804)	88,868	–	–	88,868

Total	$1,473,106	$(1,047,264)	$425,842	$–	$–	$425,842

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$1,460,878
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	321,883
Total	$1,782,761

39	Invesco Senior Loan Fund

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$117,983,675

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,071.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 7—Cash Balances and Borrowings

Effective November 15, 2019, the Fund entered into a $240 million revolving credit and security agreement, which will expire on November 13, 2020. Prior to November 15, 2019, the revolving credit and security agreement was for $285 million. The revolving credit agreement is secured by the assets of the Fund.

During the year ended February 29, 2020, the average daily balance of borrowing under the revolving credit and security agreement was $128,032,787 with a weighted interest rate of 3.50%. The carrying amount of the Fund's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 8—Unfunded Loan Commitments

As of February 29, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Principal
Borrower	Type	Amount(a)		Value
Aernnova Aerospace S.A.U.	Delayed Draw Term Loan	EUR	30,881	$34,390
EyeCare Partners LLC	Delayed Draw Term Loan		12,917	12,766

IAP Worldwide Services, Inc.	Revolver Loan		1,751,870	1,751,870
Manna Pro Products LLC	Delayed Draw Term Loan		217,326	215,152
McDermott Technology Americas, Inc.	DIP LOC		2,136,110	2,098,728

Pacific Gas and Electric Co.	Delayed Draw Term Loan		650,873	650,873
Southcross Energy Partners L.P.	Revolver Loan		79,256	79,256
Transtar Holding Co.	Delayed Draw Term Loan		169,960	169,960

Unilabs Diagnostics AB	Revolver Loan	EUR	768,492	840,495

USF S&H TopCo	Delayed Draw Term Loan		453,542	446,739
USF S&H TopCo	Revolver Loan		98,208	96,735
Vue International Bidco PLC	Delayed Draw Term Loan	EUR	37,666	41,114

				$6,438,078

(a)Principal amounts are denominated in U.S. Dollars unless otherwise noted. Currency Abbreviations:

EUR – Euro

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

20202019

Ordinary income	$28,761,543	$33,438,167
40	Invesco Senior Loan Fund

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$2,125,793
Net unrealized appreciation (depreciation) — investments	(72,040,131)

Net unrealized appreciation (depreciation) - foreign currencies	(54,607)

Temporary book/tax differences	(86,470)

Capital loss carryforward	(178,199,492)
Shares of beneficial interest	786,134,333

Total net assets	$537,879,426

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion or amortization adjustments, interest accrual on defaulted bonds, forward currency contracts and grantor trust adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,843,366	$175,356,126	$178,199,492

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $403,300,100 and $520,129,397, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 23,694,535
Aggregate unrealized (depreciation) of investments	(95,734,666)

Net unrealized appreciation (depreciation) of investments	$(72,040,131)

Cost of investments for tax purposes is $724,470,374.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies and bond premium amortization, on February 29, 2020, undistributed net investment income was increased by $2,332,636 and undistributed net realized gain (loss) was decreased by $2,332,636. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 12—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 29, 2020.

		Amount Per Share
Share Class	Record Date	Payable March 31, 2020
Class A	Daily	0.0260

Class C	Daily	0.0220
Class Y	Daily	0.0274
Class IB	Daily	0.0274

Class IC	Daily	0.0266

NOTE 13—Repurchase of Shares

The Fund has a policy of making monthly repurchase offers ("Repurchase Offers") for the Fund's common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund's outstanding shares; however, the Fund's present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase

41	Invesco Senior Loan Fund

request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 29, 2020, the Fund had Repurchase Offers as follows:

	Percentage of
	outstanding shares the		Percentage of
	Fund offered to	Number of shares	outstanding shares
Repurchase request deadlines	repurchase	tendered (all classes)	tendered (all classes)
March 15, 2019	6.0%	928,426	1.0%

April 18, 2019	6.0	2,366,369	2.5
May 17, 2019	6.0	1,075,350	1.1
June 21, 2019	6.0	1,413,411	1.5

July 19, 2019	6.0	1,136,656	1.2
August 16, 2019	6.0	1,300,895	1.4
September 20, 2019	6.0	1,419,739	1.6

October 18, 2019	6.0	1,595,431	1.8
November 15, 2019	6.0	1,207,148	1.4
December 20, 2019	6.0	1,871,940	2.1

January 17, 2020	6.0	939,937	1.1

February 21, 2020	6.0	1,183,798	1.4

NOTE 14—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,400,856	$9,267,405	1,118,589	$7,466,148

Class C	130,648	853,507	503,645	3,393,168

Class Y	39,419	260,113	185,623	1,242,282
Class IB	18,150	119,471	219,517	1,467,422
Class IC	-	-	17,335	116,010

Issued as reinvestment of dividends:
Class A	367,446	2,391,189	360,286	2,388,551

Class C	257,010	1,676,657	297,330	1,975,735

Class Y	12,188	79,326	13,564	89,940
Class IB	1,875,635	12,206,283	1,870,458	12,408,288
Class IC	161,949	1,053,913	171,272	1,135,689

Reacquired:
Class A	(3,727,402)	(24,273,325)	(3,955,097)	(26,169,358)

Class C	(2,952,003)	(19,401,834)	(3,286,419)	(21,837,000)

Class Y	(105,111)	(686,599)	(83,123)	(555,469)

Class IB	(8,600,409)	(56,166,062)	(9,717,991)	(64,851,099)

Class IC	(1,038,870)	(6,827,879)	(857,992)	(5,729,176)

Net increase (decrease) in share activity	(12,160,494)	$(79,447,835)	(13,143,003)	$(87,458,869)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 15—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

42	Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan Fund (hereafter referred to as the "Fund") as of February 29, 2020, the related statements of operations and cash flows for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43	Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$999.30	$11.43	$1,013.43	$11.51	2.30%

Class C	1,000.00	995.60	15.13	1,009.70	15.24	3.05

Class Y	1,000.00	1,000.60	10.20	1,014.67	10.27	2.05

Class IB	1,000.00	1,000.60	10.20	1,014.67	10.27	2.05

Class IC	1,000.00	999.80	10.94	1,013.92	11.02	2.20

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

44	Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	8.14%
Corporate Dividends Received Deduction*	8.14%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

45	Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2014	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Loan Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	2014	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	1988	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Directors of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Caron
Engineering Inc.;
Relations, Managing Director, Head of National Accounts, Senior Vice
Advisor, Board of
President, National Account Manager and Senior Vice President, Key Account
Advisors of Caron
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Engineering Inc.;
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
President and
Oppenheimer Funds
Director, Acton

Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)Member, Board of
Directors of Baylor College of
Medicine
Jack M. Fields – 1952	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives
T-2	Invesco Senior Loan Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	2014	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Senior Loan Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics
		Rights Watch and Member of its Investment Committee; and Member of		research
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		foundation) and
		organization)		its Investment
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Committee;
Member of Board
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
of Friends of the
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
LRC (non-profit
Director of Columbia Equity Financial Corp. (privately held financial advisor)
legal advocacy);

Board Member
and Investment
Committee
Pulizer Center for
Member of
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)—
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Senior Loan Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	2010	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Senior Loan Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Fundsand Invesco
Managed Accounts, LLC
Kelli Gallegos – 1970	2010	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.

T-6	Invesco Senior Loan Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds
Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Investment Sub-Adviser	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Invesco Senior Secured Management, Inc.	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	1166 Avenue of the Americas	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10036	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Senior Loan Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845	Invesco Distributors, Inc.	VK-SLO-AR-1

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report."

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$133,861	$78,075
Audit-Related Fees	$0	$0
Tax Fees(1)	$30,352	$5,075
All Other Fees	$0	$0

Total Fees	$164,213	$83,150

(1)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for Taxable Income calculations, including excise tax and year-to-date preparation of U.S. Tax Returns and estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 2020	Affiliates for fiscal year end 2019 That
	That Were Required	Were Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S- X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre- approvals"). Any services requiring pre-approval that are not within the scope of general pre- approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre- approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section

2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre- approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019. for non-audit services not required to be pre-approved by the

Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,809,352 for the fiscal year ended February 29, 2020 and $4,245,075 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to

SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco's Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I.Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company's executives, directors, and shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company's operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients' best interests, which Invesco interprets to mean clients' best economic interests, this Policy and the operating guidelines and procedures of Invesco's regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non- fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.Applicability of this Policy

This Policy sets forth the framework of Invesco's corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco's investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.Proxy Voting for Certain Fixed Income, Money Market and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies ("Majority Voting"). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco's clients or vendors. Under Invesco's Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. "Personal benefit" includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco's proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco's marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.'s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco's performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee ("Global IPAC"). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco's Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco's proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients' best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the "fund manager portal" and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related

2Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

∙If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

∙In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities ("share blocking"). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client's temporary inability to sell the security; or

∙Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of- attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients' proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco's general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco's proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company's business and will generally support a board's discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are "bundled" or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company's business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders' rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

∙Gender pay gap proposals

∙Political contributions disclosure/political lobbying disclosure/political activities and action

∙Data security, privacy, and internet issues

∙Report on climate change/climate change action

∙Gender diversity on boards

C. Capitalization Structure Issues

i.Stock Issuances

Invesco generally supports a board's proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients' ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights ("blank check" stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.Stock Splits

Invesco generally supports a board's proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company's industry and performance in terms of shareholder returns.

iii.Share Repurchases

Invesco generally supports a board's proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.Corporate Governance Issues

i.General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

∙Adopt proxy access right

∙Require independent board chairperson

∙Provide right to shareholders to call special meetings

∙Provide right to act by written consent

∙Submit shareholder rights plan (poison pill) to shareholder vote

∙Reduce supermajority vote requirement

∙Remove antitakeover provisions

∙Declassify the board of directors

∙Require a majority vote for election of directors

∙Require majority of independent directors on the board

∙Approve executive appointment

∙Adopt exclusive forum provision

Invesco generally supports a board's discretion to amend a company's articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company's articles if any of the proposed amendments would limit shareholders' rights or there is insufficient information to decide about the nature of the proposal.

ii.Board of Directors

1.Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board's key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients' portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

∙Long-term financial performance of the company relative to its industry

∙Management's track record

∙Background to the proxy contest

∙Qualifications of director nominees (both slates)

∙Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

∙Stock ownership positions in the company

3.Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director "overboarding" (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company's performance and the interest of its shareholders. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors ("overboarding"). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO's own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board's audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors' liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board's discretion regarding proposals to limit directors' liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

∙a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

∙a majority of independent directors

∙completely independent key committees

∙committee chairpersons nominated by the independent directors

∙CEO performance reviewed annually by a committee of independent directors

∙established governance guidelines

7.Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

9.Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board's ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board's nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.Audit Committees and Auditors

1.Qualifications of Audit Committee and Auditors

Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company's financial statements and reports.

2.Auditor Indemnifications

A company's independent auditors play a critical role in ensuring and attesting to the integrity of the company's financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco's support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client's investment.

i.Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company's remuneration practices align with shareholders' interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management's recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company's executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to replenish shares automatically without shareholder approval.

iv.Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as "golden parachute" arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders' best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives'

severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v."Claw Back" Provisions

Invesco generally supports so called "claw back" policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans ("poison pills"), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

∙Provide right to act by written consent

∙Provide right to call special meetings

∙Adopt fair price provision

∙Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as "greenmail") because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company's corporate form or to "go dark" (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors' liability.

Invesco will generally support proposals that ask the board to consider non"shareholder constituencies or other non"financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

I	Applicable to	All Advisory Clients, including the Invesco
Funds
	Risk Addressed by the	Breach of fiduciary duty to client under
	Guidelines	Investment Advisers Act of 1940 by placing
Invesco's interests ahead of client's best
interests in voting proxies
	Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as
amended
	Last	April 19, 2016
☒Reviewed ☒Revised
by Compliance for Accuracy
	Guideline Owner	U.S. Compliance and Legal
	Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
	Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. ("Invesco") to vote proxies associated with securities held on their behalf (collectively, "Clients").

A. INTRODUCTION

Invesco Ltd. ("IVZ"), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the "Invesco Global Proxy Policy"). The policy describes IVZ's views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS' BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds' board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco's Global Head of Proxy Governance and Responsible Investment.

USA\Board Materials\Invesco Funds Board\0516\IF-M006 (Exhibit B).docx 042216 (1) cf

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds' board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies. Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco's general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.

Auditors and Audit Committee members

Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders' nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com .  In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 29, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

∙Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

∙Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

∙Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco's portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The 'Investments' chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund's shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager's immediate family members sharing the same household). The 'Assets Managed' chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2020 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund

Invesco Senior Loan Fund
Scott Baskind	None

Thomas Ewald	None

Philip Yarrow	None

Assets Managed

The following information is as of February 29, 2020 (unless otherwise noted):

	Other Registered Investment		Other Pooled Investment			Other
Portfolio	Companies Managed		Vehicles Managed		Accounts Managed
	Number		Number		Number
Manager		Assets		Assets		Assets
	of		of		of
		(in millions)		(in millions)		(in millions)
	Accounts		Accounts		Accounts

Invesco Senior Loan Fund
Scott Baskind	4	$9,024.4	4	$6,036.6	22	$8,499.4

Thomas Ewald	2	$3,033.6	3	$5,917.1	None	None

Philip Yarrow	3	$4,236.6	3	$5,917.1	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub- Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period1
Invesco2	One-, Three- and Five-year performance against Fund
Invesco Deutschland	peer group
Invesco Hong Kong2
Invesco Asset Management
Invesco India
Invesco Listed Real Assets Division2
Invesco Senior Secured2,3	Not applicable
Invesco Capital2,4
Invesco Canada4	One-year performance against Fund peer group
Three- and Five-year performance against entire
universe of Canadian funds
Invesco Japan5	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long- term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

1Rolling time periods based on calendar year-end.

2Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

3Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

4Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

5Portfolio Managers for Invesco Pacific Growth Fund's compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer

("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 ("Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020